EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

BETWEEN

ADVANCED MEDICAL OPTICS, INC.,

AS ISSUER,

AND

GOLDMAN, SACHS & CO.

BANC OF AMERICA SECURITIES LLC

UBS SECURITIES LLC

CITIGROUP GLOBAL MARKETS INC.

AND

PNC CAPITAL MARKETS LLC

AS INITIAL PURCHASERS,

DATED AS OF JUNE 13, 2006

REGISTRATION RIGHTS AGREEMENT dated as of June 13, 2006 (this “Agreement”), between Advanced Medical Optics, Inc., a Delaware corporation (the “Company”), and the several initial purchasers named in SCHEDULE I hereto (the “Initial Purchasers”). In order to induce the Initial Purchasers to enter into the Purchase Agreement dated June 7, 2006 (the “Purchase Agreement”), among the Company and the Initial Purchasers, the Company has agreed to provide the registration rights set forth in this Agreement.

The Company agrees with the Initial Purchasers, (i) for their benefit as Initial Purchasers and (ii) for the benefit of the beneficial owners (including the Initial Purchasers) from time to time of the Notes (as defined herein) and the beneficial owners from time to time of the Underlying Common Stock (as defined herein) issued upon conversion of the Notes (each of the foregoing, a “Holder,” and together, the “Holders”), as follows:

SECTION 1 . Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Additional Interest Amount” has the meaning set forth in Section 2(e) hereof.

“Affiliate” means with respect to any specified person, an “affiliate,” as defined in Rule 144 (as defined below), of such person.

“Amendment Effectiveness Deadline Date” has the meaning set forth in Section 2(d) hereof.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the shares of common stock, $0.01 par value per share, of the Company, together with the rights evidenced by such common stock to the extent provided in the Rights Agreement dated as of June 24, 2002, between the Company and Mellon Investor Services LLC, as amended, or any successor or replacement rights plan, and any other shares of common stock as may constitute “Common Stock” for purposes of the Indenture (as defined below), including the Underlying Common Stock.

“Conversion Price” has the meaning assigned such term in the Indenture.

“Damages Accrual Period” has the meaning set forth in Section 2(e) hereof.

“Damages Payment Date” means each February 1 and August 1.

“Deferral Notice” has the meaning set forth in Section 3(i)(ii) hereof.

“Deferral Period” has the meaning set forth in Section 3(i) hereof.

“EDGAR” has the meaning set forth in Section 3(f) hereof.

“Effectiveness Deadline Date” has the meaning set forth in Section 2(a) hereof.

“Effectiveness Period” means the period commencing on the date hereof and ending on the earlier of the date that all Registrable Securities have ceased to be Registrable Securities or have ceased to be outstanding.

“Election and Questionnaire” means a written election delivered to the Company containing substantially the information called for by the Selling Securityholder Election and Questionnaire attached as Annex A to the Offering Circular of the Company dated June 7, 2006, relating to the Notes, as such written election may be amended upon the advice of nationally-recognized counsel experienced in such matters, to the extent reasonably necessary to ensure compliance with applicable law.

“Election Holder” means, on any date, any Holder that has delivered an Election and Questionnaire to the Company on or prior to such date.

“Event” has the meaning set forth in Section 2(e) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Filing Deadline Date” has the meaning set forth in Section 2(a) hereof.

“Fundamental Change” has the meaning set forth in the Indenture.

“Holder” has the meaning set forth in the second paragraph of this Agreement.

“Indenture” means the Indenture, dated as of the date hereof, between the Company and U.S. Bank National Association, as trustee, pursuant to which the Notes shall be issued.

“Initial Purchasers” has the meaning set forth in the preamble hereof.

“Initial Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof.

“Issue Date” means June 13, 2006.

“Material Event” has the meaning set forth in Section 3(i) hereof.

“Note Register” has the meaning set forth in the Indenture.

“Note Registrar” has the meaning set forth in the Indenture.

“Notes” means the 3.25% Convertible Senior Subordinated Notes due 2026 of the Company issued and sold pursuant to the Purchase Agreement.

“Purchase Agreement” has the meaning set forth in the preamble hereof.

“Prospectus” means the prospectus included in any Registration Statement (as defined below) (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A or 430B promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

“Record Date” means each January 15 and July 15.

“Record Holder” means, with respect to any Damages Payment Date relating to any Notes as to which any Additional Interest Amount has accrued, the registered Holder of such Note on the January 15 immediately preceding a Damages Payment Date occurring on a February 1, and on the July 15 immediately preceding a Damages Payment Date occurring on a August 1.

“Registrable Securities” means the Notes until such Notes have been converted into or exchanged for the Underlying Common Stock and, at all times subsequent to any such conversion or exchange, the Underlying Common Stock and any securities into or for which such Underlying Common Stock has been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, the earliest of:

(a) the date on which such security has been registered under the Securities Act and disposed of pursuant to an effective registration statement;

(b) the date on which such security is distributed to the public pursuant to Rule 144 under the Securities Act or may be sold or transferred by a person who is not an Affiliate of the Company pursuant to Rule 144(k) under the Securities Act (or any other similar provision then in force) without any volume or manner of sale restrictions thereunder; and

(c) the date on which such securities cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

“Registration Statement” means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Registration Statement.

“Restricted Securities” means “restricted securities” as defined in Rule 144.

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

“Rule 144A” means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof.

“Special Counsel” means Latham & Watkins LLP or one such other successor counsel as shall be specified by the Holders of a majority of the Registrable Securities and reasonably acceptable to the Company, but which may, with the written consent of the Initial Purchasers (which shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Company, the reasonable fees and expenses in connection with Blue Sky qualifications of the Registrable Securities of which will be paid by the Company pursuant to Section 5 hereof. For purposes of determining the Holders of a majority of the Registrable Securities in this definition, Holders of Notes shall be deemed to be the Holders of the number of shares of Underlying Common Stock into which such Notes are or would be convertible as of the date the consent is requested.

“Subsequent Shelf Registration Statement” has the meaning set forth in Section 2(b) hereof.

“TIA” means the Trust Indenture Act of 1939, as amended.

“Trustee” means U.S. Bank National Association, the trustee under the Indenture.

“Underlying Common Stock” means the Common Stock into which the Notes are convertible or issued upon any such conversion.

SECTION 2 . Shelf Registration. (a) The Company shall use its reasonable best efforts to prepare and file or cause to be prepared and filed with the Commission, by the date (the “Filing Deadline Date”) ninety (90) calendar days after the Issue Date, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a “Shelf Registration Statement”) registering the resale from time to time by Holders thereof of all of the Registrable Securities (the “Initial Shelf Registration Statement”). The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Initial Shelf Registration Statement. The Company shall use its reasonable best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act by the date that is one-hundred and eighty (180) calendar days after the Issue Date (the “Effectiveness Deadline Date”), and to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement is declared effective, each Holder that became an Election Holder on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law. No Holder that is not an Election Holder shall be entitled to be named as a selling securityholder in or have the Registrable Securities held by it covered in a Shelf Registration Statement. The Company shall use its reasonable best efforts to ensure that none of the Company’s securityholders (other than the

Holders of Registrable Securities) shall have the right to include any of the Company’s securities in the Shelf Registration Statement.

(b) If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a “Subsequent Shelf Registration Statement”). If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Registration Statement (or subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period.

(c) The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act or as necessary to name an Election Holder as a selling securityholder pursuant to Section 2(d) below.

(d) Each Holder agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d) and Section 3(i) of this Agreement. Following the date that the Initial Shelf Registration Statement is declared effective, each Holder that is not an Election Holder wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver an Election and Questionnaire to the Company at least fifteen (15) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. From and after the date the Initial Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the date an Election and Questionnaire is delivered to the Company in accordance with the provisions of Section 8(d)8(d), and in any event upon the later of (1) fifteen (15) Business Days after such date or (2) fifteen (15) Business Days after the expiration of any Deferral Period in effect when the Election and Questionnaire is delivered or put into effect within fifteen (15) Business Days of such delivery date:

(i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Election and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the

Securities Act as promptly as is practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date”) that is forty-five (45) days after the date such post-effective amendment is required by this clause to be filed by the Company in accordance with this clause (i);

(ii) provide such Holder copies of any documents filed pursuant to Section 2(d)(i); and

(iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i);

provided, that if such Election and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Election and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(i). Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any Holder that is not an Election Holder as a selling securityholder in any Registration Statement or related Prospectus and (ii) the Amendment Effectiveness Deadline Date shall be extended by up to fifteen (15) Business Days from the expiration of a Deferral Period if such Deferral Period shall be in effect on the Amendment Effectiveness Deadline Date.

(e) The parties hereto agree that the Holders of Notes that are Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if, other than as permitted hereunder,

(i) the Initial Shelf Registration Statement has not been filed on or prior to the Filing Deadline Date,

(ii) the Initial Shelf Registration Statement has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline Date, or

(iii) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(i) hereof.

Each event described in any of the foregoing clauses (i) through (iii) is individually referred to herein as an “Event.” For purposes of this Agreement, each Event set forth above shall begin and end on the dates set forth in the table set forth below:

Type of Event by Clause	Beginning Date	Ending Date

(i)	Filing Deadline Date	the date the Initial Shelf Registration Statement is filed

(ii)	Effectiveness Deadline Date	the date the Initial Shelf Registration Statement becomes effective under the Securities Act

(iii)	the date on which the aggregate duration of Deferral Periods in any period exceeds the number of days permitted by Section 3(i)	termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods to be exceeded

Commencing on (and including) any date that an Event has begun and ending on (but excluding) the next date on which there are no Events that have occurred and are continuing (a “Damages Accrual Period”), the Company shall pay, as additional interest and not as a penalty, to Record Holders of Notes that are Registrable Securities an amount accruing, for each day in the Damages Accrual Period, in respect of any Note, at a rate per annum equal to (A) 0.25% of the aggregate principal amount of such Note to and including the 90th calendar day of the Damages Accrual Period and (B) 0.50% of the aggregate principal amount of such Note from and after the 91st calendar day of the Damages Accrual Period (the “Additional Interest Amount”). Notwithstanding the foregoing, no Additional Interest Amount shall accrue as to any Note that is a Registrable Security from and after the date such Note is no longer a Registrable Security. The rate of accrual of the Additional Interest Amount with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events. Following the cure of all Events relating to any particular Note, the accrual of the Additional Interest Amount with respect to such Note shall cease.

The Additional Interest Amount shall accrue from the first day of the applicable Damages Accrual Period, and shall be payable on each Damages Payment Date during the Damages Accrual Period (and on the Damages Payment Date next succeeding the end of the Damages Accrual Period if the Damages Accrual Period does not end on a Damages Payment Date) to the Record Holders of Notes that are Registrable Securities entitled thereto; provided, that any Additional Interest Amount accrued with respect to any Note or portion thereof redeemed by the Company on a redemption date, or repurchased by the Company on a repurchase date in connection with a Fundamental Change, in either case that is after a Damages Payment Date and before the next Record Date, shall, in any such event, be paid on the applicable redemption date or repurchase date, as the case may be, instead to the Holder who submitted such Note or portion thereof for redemption on the applicable redemption date or repurchase on the applicable repurchase date; provided, further, that any Additional Interest Amount accrued with respect to any Note or portion thereof converted into Underlying Common Stock in connection with a Fundamental Change shall be paid on the conversion date instead to the Holder that submitted such Note or portion thereof for conversion. The Trustee shall be entitled, on behalf of registered holders of Notes, to seek any available remedy for the enforcement of this Agreement, including for the payment of such Additional Interest Amount. Notwithstanding the foregoing, the parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which the Additional Interest Amount is expressly provided shall be such Additional Interest

Amount. Nothing shall preclude any Holder from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

All of the Company’s obligations set forth in this Section 2(e) to pay any Additional Interest Amount that is outstanding with respect to any Note that is a Registrable Security at the time such Note ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such Note have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 8(l)8(l) hereof).

The parties hereto agree that the Additional Interest Amount provided for in this Section 2(e) constitutes a reasonable estimate of the damages that may be incurred by Holders of Notes that are Registrable Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for effecting resales of Notes that are Registrable Securities in accordance with the provisions hereof.

SECTION 3 . Registration Procedures. In connection with the registration obligations of the Company under Section 2 hereof, during the Effectiveness Period the Company shall:

(a) Upon the request of any Holder, the Company shall promptly deliver the Election and Questionnaire to such Holders of Registrable Securities. No Holder shall be entitled to be named as a selling securityholder in the Registration Statement as of its effective date, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Election and Questionnaire to the Company by the deadline for response set forth therein.

(b) Before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the Commission (other than any supplements that do nothing more substantive than name one or more Election Holders as selling securityholders), furnish to the Initial Purchasers and the Special Counsel of such offering, if any, copies of all documents proposed to be filed at least three (3) Business Days prior to the filing of such Registration Statement or amendment thereto or Prospectus or supplement thereto.

(c) Subject to Section 3(i) hereof, prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2(a) hereof; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its reasonable best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

(d) As promptly as practicable give notice to the Election Holders, (i) when any Prospectus or Registration Statement has been filed with the Commission and, with respect to a Registration Statement, when the same has been declared effective (at which time, the Company shall also, upon the request of any Holder of Registrable Securities that is not then an Election Holder, promptly send an Election and Questionnaire to such Holder); provided, however, that the

Company shall not be required by this clause (i) to notify any Election Holder of the filing of a supplement to any Prospectus that does nothing more substantive than name one or more other Election Holders as selling securityholders, (ii) of any request, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the Commission or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information related thereto, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of, but not the nature of or details concerning, a Material Event (provided, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a supplement to update the Prospectus or a Current Report on Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in any case, contains the requisite information with respect to such Material Event that results in such Registration Statement no longer containing any untrue statement of a material fact or omitting to state a material fact necessary to make the statement contained therein not misleading) and (vi) of the determination by the Company that a post-effective amendment to a Registration Statement will be filed with the Commission, which notice may, at the discretion of the Company (or as required pursuant to Section 3(i)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(i) shall apply.

(e) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case, as promptly as practicable, and provide prompt notice to each Election Holder and the Initial Purchasers of the withdrawal of any such order.

(f) As promptly as practicable, furnish to each Election Holder, the Special Counsel and the Initial Purchasers, upon request and without charge, at least one (1) conformed copy of the Registration Statement and any amendment thereto, including exhibits filed with any Registration Statement or amendment, unless such documents are available on the Electronic Data Gathering, Analysis, and Retrieval system of the Commission (“EDGAR”).

(g) During the Effectiveness Period, deliver to each Election Holder, in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary Prospectus) and any amendment or supplement thereto as such Election Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto, by each Election Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

(h) Prior to any public offering of the Registrable Securities pursuant to a Registration Statement, use its reasonable best efforts to register or qualify or cooperate with the Election Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Election Holder reasonably requests in writing (which request may be included in the Election and Questionnaire); prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Election Holder’s offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Registration Statement and the related Prospectus; provided, that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

(i) Upon (w) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (x) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (y) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (z) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus:

(i) in the case of clause (x) above, subject to the next sentence, as promptly as practicable, prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its reasonable best efforts to cause it to be declared effective as promptly as is practicable, and

(ii) give notice to the Election Holders that the availability of the Shelf Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each Election Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Election Holder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus (except to the extent available on EDGAR), and such Holder will either (X) destroy any Prospectuses, other than permanent file copies, then in such Holder’s possession that have been replaced by the Company with more recently dated prospectuses or (Y) deliver to the Company (at the Company’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities, current at the time of receipt of such notice.

The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (w) and (y) above, as promptly as is practicable, (y) in the case of clause (x) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (z) above, as soon as in the reasonable discretion of the Company, such suspension is no longer appropriate. Any period during which the availability of the Shelf Registration Statement and any Prospectus is suspended (the “Deferral Period”) shall, without incurring any obligation to pay the Additional Interest Amount pursuant to Section 2(e), not exceed 45 calendar days in any 90 calendar-day period (or 60 calendar days in any 90 calendar-day period in the event of a Material Event pursuant to which the Company has delivered a second notice as permitted below) or 120 calendar days in any 360 calendar-day period; provided, that in the case of a Material Event relating to an acquisition or a probable acquisition, financing, recapitalization, business combination or other similar transaction, the Company may, without incurring any obligation to pay the Additional Interest Amount pursuant to Section 2(e), deliver to Election Holders a second notice to the effect set forth above, which shall have the effect of extending the Deferral Period by up to an additional 15 calendar days, or such shorter period of time as is specified in such second notice.

(j) Not later than the effective date of the Registration Statement, the Company shall cause the Indenture to be qualified under the TIA; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and the Company shall execute, and shall use commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(j) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(k) If requested in writing in connection with a disposition of Registrable Securities in an aggregate amount of at least $5 million pursuant to a Registration Statement, make reasonably available for inspection during normal business hours by a representative for the Election Holders of such Registrable Securities, any broker-dealers, attorneys and accountants retained by such Election Holders, and any attorneys or other agents retained by a broker-dealer engaged by such Election Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the Election Holders, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case, as is customary and reasonably necessary for similar “due diligence” examinations; provided, that such persons shall first agree in writing with the Company that any non-public information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (w) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (x) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (y) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (z) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement, and provided, further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Election Holders and the other parties entitled thereto by Special Counsel. Any person legally compelled to disclose any such confidential information made available for inspection shall provide the Company with prompt prior written notice of such requirement so that the Company may seek a protective order or other appropriate remedy.

(l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement.

(m) Cooperate with each Election Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such denominations as are permitted by the Indenture and registered in such names as such Election Holder may request in writing at least two (2) Business Days prior to any sale of such Registrable Securities.

(n) Provide a CUSIP number from Standard & Poor’s CUSIP Bureau for all Registrable Securities covered by each Registration Statement not later than the effective date of such Registration Statement and provide the Trustee and the transfer agent for the Common Stock with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

(o) The Company will use its best efforts to cause the Underlying Common Stock issuable upon conversion of the Securities to be listed on the New York Stock Exchange or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the effective date of the Registration Statement hereunder.

(p) Reasonably cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

(q) Upon the filing of the Initial Shelf Registration Statement, announce the same, by release to Reuters Economic Services and Bloomberg Business News and by delivery of written notice by first class mail to the Holders at their addresses set forth in the Note Register of the Note Registrar.

(r) Upon the effectiveness of the Initial Shelf Registration Statement, announce the same, by release to Reuters Economic Services and Bloomberg Business News.

SECTION 4 . Holder’s Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with an Election and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Election and Questionnaire) and the information set forth in the next sentence. Each Election Holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Election Holder not misleading and any other information regarding such Election Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

SECTION 5 . Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Section 2 and 3 of this Agreement whether or not any Registration Statement is declared effective. Such fees and expenses shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the Special Counsel in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as Election Holders of a majority of the Registrable Securities being sold pursuant to a Registration Statement may designate), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (c) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder, (d) fees and disbursements of counsel for the Company in connection with the Shelf Registration Statement, (e) reasonable fees and disbursements of the Trustee and its counsel and of the Note Registrar and Transfer Agent for the Common Stock and (f) any Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed, if any listing is made, and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 5, each Holder of Registrable Securities shall pay its selling expenses, including any underwriting discount and commissions, and its registration expenses to the extent required by applicable law.

SECTION 6 . Indemnification and Contribution.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Election Holder, each person, if any, who controls any Election Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each Affiliate of any Election Holder within the meaning of Rule 405 under the Securities Act that is a broker-dealer from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any (i) untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) at the time of sale, caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, except in each of (i) and (ii) above insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Holder furnished to the Company in writing by such Holder expressly for use therein.

(b) Indemnification by Holders. Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company and its directors, officers and each person, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) or any other Holder, to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in the Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b) hereof, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel at its standard non-premium rates) for all such indemnified parties and that all such fees and expenses shall be promptly reimbursed. Such firm shall be designated in writing by, in the case of parties indemnified pursuant to Section 6(a), the Holders of a majority (with Holders of Notes deemed to be the Holders, for purposes of determining such majority, of the number of shares of Underlying Common Stock into which such Notes are or would be convertible as of the date on which such designation is made) of the Registrable Securities covered by the Registration Statement held by Holders that are indemnified parties pursuant to Section 6(a) and, in the case of parties indemnified pursuant to Section 6(b), the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment that is indemnifiable pursuant to Section 6(a) or 6(b), as the case may be. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided, that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party, prior to the date of such settlement, (1) reimburses such indemnified party in accordance with such request for the amount of such fees and expenses of counsel as the indemnifying party believes in good faith to be reasonable, and (2) provides written notice to the indemnified party that the indemnifying party disputes in good faith the reasonableness of the unpaid balance of such fees and expenses. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) Contribution. To the extent that the indemnification provided for in Section 6(a) or 6(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under Section 6(a) or 6(b), as applicable, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering and sale of the Notes to the Initial Purchasers made pursuant to the Purchase Agreement (before deducting expenses) of the Registrable Securities to which such losses, claims, damages or liabilities relate. The relative benefits received by any Holder shall be deemed to be equal to the value of receiving Registrable Securities that are registered under the Securities Act. The relative fault of the Holders on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or by the Company, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders’ respective obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this Section 6, no indemnifying party that is a selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by it and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity, hereunder, under the Purchase Agreement or otherwise.

(f) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder, any person controlling any Holder or any Affiliate of any Holder or by or on behalf of the Company, their officers or directors or any person controlling the Company and (iii) the sale of any Registrable Securities by any Holder.

SECTION 7 . Information Requirements. The Company covenants that, if at any time before the end of the Effectiveness Period the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder and take such further reasonable action as any Holder may reasonably request in writing (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemption. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company’s most recent report filed pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this 07 shall be deemed to require the Company to register any of its securities (other than the Common Stock) under any section of the Exchange Act.

SECTION 8 . Miscellaneous.

(a) No Conflicting Agreements. The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. The Company represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company’s securities under any other agreements.

(b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Initial Purchasers and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchasers and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Election Holders under Section 2(e) hereof, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

(c) Amendments and Waivers. Except as provided in the next paragraph, the provisions of this Agreement, including the provisions of this sentence, may not be amended,

modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the then outstanding Underlying Common Stock constituting Registrable Securities (with Holders of Notes deemed to be the Holders, for purposes of this Section, of the number of outstanding shares of Underlying Common Stock into which such Notes are or would be convertible as of the date on which such consent is requested). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not affect the rights of other Holders may be given by Holders of a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing two sentences, this Agreement may be amended by written agreement signed by the Company and the Initial Purchasers, without the consent of the Holders of Registrable Securities, to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision contained herein, or to make such other provisions in regard to matters or questions arising under this Agreement that shall not adversely affect the interests of the Holders of Registrable Securities. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(b)8(c), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

To the extent that any Notes remain outstanding, upon a merger or consolidation or sale, conveyance, transfer or lease of all or substantially all of the properties and assets of the Company in which the person (if other than the Company) formed by such consolidation or into which the Company is merged or the person who acquires by sale, conveyance, transfer or lease all or substantially all of the properties and assets of the Company assumes the Company’s obligations under the Indenture and the Notes, the Company shall procure the assumption of its obligations under this Agreement by such person, and this Agreement may be amended, modified or supplemented without the consent of any Holders to provide for such assumption of the Company’s obligations hereunder. Without the consent of each Holder of Notes, no amendment or modification may change the provisions relating to the payment of the Additional Interest Amount.

(d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

(i) if to a Holder, at the most current address, if any, given by such Holder to the Company in an Election and Questionnaire or any amendment thereto;

(ii) if to the Company, to:

Advanced Medical Optics, Inc.

1700 E. St. Andrew Place

Santa Ana, California 92705

Attention: Aimee S. Weisner, Esq.

Telecopy No.: (714) 247-8679

and

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue

Suite 3400

Los Angeles, California 90071

Attention: Jonathan L. Friedman

Telecopy No.: (213) 687-5600

(iii) if to the Initial Purchasers, to:

Goldman, Sachs & Co.

85 Broad Street, New York, New York 10004

Attention: Registration Department

Telecopy No.: (212) 902-3000

or to such other address as such person may have furnished to the other persons identified in this Section 8(d)8(d) in writing in accordance herewith.

(e) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than the Initial Purchasers or subsequent Holders if such subsequent Holders are deemed to be such Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(f) Successors and Assigns. Any person who purchases any Registrable Securities from the Initial Purchasers shall be deemed, for purposes of this Agreement, to be an assignee of the Initial Purchasers. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities, provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and, is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

(l) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4, 5, 6 or 9 hereof and the obligations to make payments of and provide for the Additional Interest Amount under Section 2(e) hereof to the extent such amount accrues prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with its terms.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ADVANCED MEDICAL OPTICS, INC.

By:	/S/ AIMEE S. WEISNER
Name: Aimee S. Weisner
Title: Corporate Vice President, General Counsel and Secretary

[Intentionally Left Blank]

Confirmed and accepted as of the date first above written:

GOLDMAN, SACHS & CO.
BANC OF AMERICA SECURITIES LLC

UBS SECURITIES LLC
CITIGROUP GLOBAL MARKETS INC.
PNC CAPITAL MARKETS LLC

By:	Goldman, Sachs & Co., acting severally on behalf of each Purchaser named in SCHEDULE I hereto

By:	/s/ Goldman Sachs & Co.

[Intentionally Left Blank]

SCHEDULE I

Initial Purchaser	Principal Amount of Firm Securities to be Purchased	Aggregate Principal Amount of Optional Securities to be Purchased if Maximum Option Exercised
Goldman, Sachs & Co.	$153,000,000	$17,000,000
Banc of America Securities LLC	126,000,000	14,000,000
UBS Securities LLC	126,000,000	14,000,000
Citigroup Global Markets Inc.	22,500,000	2,500,000
PNC Capital Markets LLC	22,500,000	2,500,000
Total	$450,000,000	$50,000,000